Annual Report

Small-Cap
Stock Fund

December 31, 1999

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Small-Cap Stock Fund

o Growth stocks powered market averages to record highs in 1999, but value stocks lagged far behind.

o Your fund returned 9.70% and 14.66% for the 6- and 12-month periods ended December 31, respectively, behind its benchmarks due to our value emphasis.

o Technology and wireless telecom stocks topped our winners list, led by Applied Micro Circuits, Rural Cellular, and Western Wireless.

o Small-caps outperformed large-caps last year for the first time since 1993, although the average small-cap stock underperformed.

o We remain confident that small-cap value stocks will finally reassert themselves, too.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Wow! What a year! Life was fabulous for growth investors in 1999 yet miserable for value investors. For us, it felt like manic depression. The hallmark of the Small-Cap Stock Fund is that we blend growth and value strategies, with an emphasis on value. As a result, your fund posted solid-but less than spectacular-performance.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/99                     6 Months            12 Months
     ---------------------------------------------------------------------------

     Small-Cap Stock Fund                           9.70%               14.66%

     Russell 2000 Index                            10.96                21.26

     Lipper Small-Cap
     Core Fund Index                               13.88                20.17

     S&P 500 Stock Index                            7.71                21.04

     Russell 2000 Growth Index                     26.83                43.09

     Russell 2000 Value Index                      -6.41                -1.49


     PERFORMANCE COMPARISON

     The fund's return of 9.70% for the six months ended December 31, 1999, was comparable to that of the unmanaged Russell 2000 Index of smaller companies, but lagged the Lipper Small-Cap Core Fund Index, as shown in the table. With this report, we are introducing the fund's new Lipper category. Previously, Lipper Inc. asigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, price/earning ratios, earnings growth rates, and so on. Our full-year gain of 14.66% was strong in absolute terms but again behind our benchmarks. The reason: the unbelievably large gap between the performance of value and growth stocks. Your fund's value core-long a huge asset to performance-kept us in check in 1999. During the year the Russell 2000 Growth Index rose over 43% while the Russell 2000 Value Index actually fell 1.49%. A huge late-December surge in Internet and technology stocks propelled the broad Russell 2000 past the Standard & Poor's 500 Stock Index for the first time since 1993.

     Why the extraordinary spread between growth and value? The market in 1999 was the narrowest I've seen in my 16 years in the business. Technology, the Internet, telecommunications, and biotech were the sectors to invest in during the year, but more traditional business models failed to excite investors. While we were well represented in technology, biotech, and telecom, we have been underrepresented in the Internet sector. We believe in the Internet as a transforming force for business and the economy; it is the great technological innovation of our time. However, as fundamental investors (as opposed to momentum investors), we find it difficult to throw valuation to the wind and join such a speculative frenzy. The incremental buyer of today's Internet stock has little understanding of business models, financial yardsticks, or valuation techniques. Day traders only know the stocks are very volatile and have tended to rise during their brief history. Thus, valuation goes by the wayside. Price/earnings (P/E) ratios give way to price/revenue ratios or, more often, wildly inflated price targets. These "new era" manias-witnessed in the past century in automobile, radio, airplane, television, personal computer, and biotech stocks-always end badly. This will likely be little different.


YEAR-END DISTRIBUTIONS

     Your fund's Board of Directors declared a year-end income distribution of $0.08 per share and a capital gain distribution of $0.89, of which $0.42 was long term and $0.47 was short term. These distributions were paid on December 16 to shareholders of record on December 14. You should already have received your check or statement reflecting them as well as our Form 1099-DIV summarizing this information for 1999 tax purposes.

INVESTMENT REVIEW

     The top sectors for the Russell 2000 last year included technology, up 101.63% for the period; producer durables, up nearly 41%; and utilities (bolstered by the telecom sector), up almost 40%. Leading losers included consumer staples, down over 20%; financial services, down 4.70%; and REITs, down 9.02%. Technology, in fact, accounted for two-thirds of the Russell 2000's return (Internet stocks alone accounted for a third of the gain). Without Internet stocks the Russell 2000 rose only 13.61%, roughly in line with the 12.40 % return of the S&P 600 Index of small-cap stocks. S&P largely excludes Internet shares from its small-cap indices. We were well represented in the wireless telecom sector, which enabled our utility holdings to shine. Fortunately, we were also underweighted in REITs and financial services.

     The bottom line: We were not rewarded for holding shares of companies with solid revenues and earnings prospects. As the chart on page 3 clearly shows, investors made money in companies with no earnings and lost money in companies with earnings. This is most likely an anomaly that will not stand the test of time.

     Earnings Did Not Matter
     ---------------------------------------------------------------------------
                           Large-Cap    Mid-Cap    Small-Cap     Micro-Cap

     Negative EPS
     (442 Companies)            56.2         47         -6.2           0.9

     Positive EPS
     (2,953 companies)          -0.8       -9.1          -10          -8.8

     Study includes 3,395 stocks with the following characteristics: price greater than $5 as of 12/31/98; market cap greater than $50 million as of 12/31/98; excludes IPOs and companies taken over in 1999; earnings per share (EPS) is current fiscal year.

     Several of our growth holdings made spectacular moves in 1999. All of our largest contributors were technology and telecom holdings. The biggest contributor, Applied Micro Circuits, rose over 600% and added almost $24 million to the fund's net asset value (NAV). The company designs and manufactures high-performance, high-bandwidth semiconductors for the communications industry and is therefore in the sweet spot of the bandwidth build-out for advanced communications and Internet services. We bought Applied Micro in the fall of 1998 for $6.50 to $12 per share and the stock closed last year at $127.50.

     In early 1997 we made a significant bet on wireless telecom. The market was anticipating disruption due to competition between wireless analog and digital personal communications services (PCS) providers. Consequently, the shares reached attractive levels and we purchased Rural Cellular and Western Wireless. This bet paid off in 1999. A spate of mergers and acquisitions in the sector, plus the realization that wireless communications and Internet services would converge, led to a huge rally in the shares. Rural Cellular rose 761% and Western Wireless gained 240%. VoiceStream Wireless, the PCS spin-off from Western Wireless, increased 769%. Combined, this sector added almost $49 million to the fund.

     Emmis Communications is the sixth-largest radio operator in the country and was the third-largest contributor to the fund last year, adding over $19 million to NAV. Emmis derives 65% of its cash flow from radio, 30% from TV broadcasting, and 5% from publishing. Last July the shares traded at approximately half the cash flow multiple of the radio broadcast group as investors were still miffed at the firm's past purchase of TV assets. The company's asset value was easily north of $80 per share based on an average multiple for radio broadcasters. In July, the shares were trading in the $45 range. Great fundamentals and renewed investor attention due to a secondary offering in late summer pushed Emmis shares above $124 by the end of the year.

     For the second half, Emmis and Rural Cellular were also our top two contributors. Progress Software was our third-best contributor on the half year and added almost $16 million to NAV. Progress rose over 100% in the half on strong fundamentals and investor interest in its technology, which enables independent software developers to distribute products via the Internet.

     Unfortunately, not all of our ideas were so successful. Our leading losers were New England Business Services, Consolidated Graphics, and Comfort Systems. New England Business Services, a leading direct marketer of supplies to small businesses, fell 25% when the company preannounced an earnings disappointment. We believe the market overreacted to the shortfall. Since then, NEBS has met all earnings estimates, has repurchased almost one million shares, and continues to generate the high margins, attractive returns, and strong cash flow that attracted us in the first place.

     Sector Diversification
     ---------------------------------------------------------------------------

     Business Services and Transportation                 28
     Consumer Services, Cyclicals, and Education          16
     Consumer Nondurables                                 14
     Financials                                           10
     Capital Equipment, Process Industries,
       and Basic Materials                                 7
     Technology                                           12
     Energy and Utilities                                  5
     Reserves                                              8

     Based on net assets as of 12/31/99.

     An unexpected slowdown in the graphics industry contributed to Consolidated Graphics missing earnings expectations in its last two quarters. Wall Street has been unforgiving, and the stock has fallen from the upper $30s to the mid-teens. While the stock appears to be cheap given our earnings per share estimate of over $2 this year, we are monitoring this holding carefully due to uncertainty about industry growth and questions about management credibility. Comfort Systems' shares collapsed in October when management pre-announced disappointing results for the September quarter. Slowing revenues, rising labor costs, higher sales, general and administrative expenses, selected materials shortages, and a few cost overruns squeezed margins. Comfort Systems, a heating and cooling services provider, is experiencing a classic top-of-the-economic-cycle cost squeeze. Moreover, its recent $7 price discounts a significant slowdown in its business-and no such slowdown is visible. Comfort Systems and Consolidated Graphics were also the leading losers in the second half. International Multifoods was the third-largest loser in the half, declining over 40% and costing us more than $7 million after also preannouncing disappointing third quarter earnings. We believe the company continues to work hard at improving the business' return on capital and are holding the shares.


PORTFOLIO HIGHLIGHTS

     Our top purchase in the second half was E.W. Blanch, a leading participant in the high-return, high-margin insurance brokerage business. If there is any firmness in property-casualty premium pricing, these shares have significant upside potential. Blanch doesn't underwrite insurance, therefore it has no balance sheet risk-a good thing in today's competitive insurance market. Another large new holding was Chittenden Trust, a Vermont bank well positioned in the northern New England market. Chittenden had an $871 million market cap, a 2.86% dividend yield, and traded at 2.5 times book value when we bought it. The bank would make an attractive acquisition candidate, though this possibility was not our main focus in buying the stock. We also made a major new commitment to Arch Chemicals, spun off from Olin Industries earlier this year. Arch has a presence in electronic and water treatment chemicals. The stock was trading at about five times cash flow and 10 times earnings. Given the recovery in the semiconductor industry, Arch is a very cheap stock.

     Largest sales in the second half included ALLTEL, VoiceStream, and PMC-Sierra. ALLTEL acquired our holding Alliant Telecom last year, and at a $24 billion market cap is out of our small-cap range. VoiceStream's rapid rise, noted earlier, pushed the company to an $11 billion market cap (and an excessive valuation) in a very short time following its spin-off. We also eliminated PMC-Sierra, a semi-conductor firm, after its huge runup. The stock is no longer small at $12 billion and no longer cheap at 123 times trailing earnings.

     OUTLOOK

     Lowest P/E Quitile Was Not the Place to Be in 1999
     ---------------------------------------------------------------------------

     Year to date return

     Q1                                 -10.59
     Q2                                 -8.95
     Q3                                 -7.64
     Q4                                 10.87
     Q5                                 68.03
     Nonearnings stories                85.34

     Source:  Frank Russell Company; Prudential Securities, Inc.

     The 40-percentage-point spread between small-cap growth and small-cap value returns has no historic precedent. The technology sector's unbelievable returns in 1999 also have no precedent and are even more extraordinary since they came during a time of relatively poor sales and earnings growth for the group. Today, however, it seems that only concepts matter.

     The accompanying chart further illustrates how horribly out of favor value investing was in the period. The cheapest stocks in the Russell 2000 Index, as measured by price/ earnings ratio, had solidly negative returns, while the most expensive shares rose over 68%. Moreover, as mentioned earlier, companies with no earnings at all performed best. Is fundamental investing dead?

     Call us old-fashioned, but we still believe in earnings and cash flow. Historically, the best returns in small-cap investing have come from the smallest and cheapest stocks. We do not believe "it's different this time," and we will continue to remain true to our valuation discipline and look forward to better times in 2000.

     Respectfully submitted,

     Greg A. McCrickard
     President and Chairman of the Investment Advisory Committee

     January 14, 2000


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Change to Prospectus
--------------------------------------------------------------------------------

     The prospectus of the Small-Cap Stock Fund has been amended to reflect the increasing market capitalization of the companies that compose the unmanaged Russell 2000 Index of smaller companies. (Market capitalization equals total number of shares outstanding multiplied by the share price.) For some time the market cap of the average Russell 2000 company has been above our traditional small-cap definition of $1 billion or less. We think this adjustment is in the best interest of our shareholders.

     The prospectus previously stated that the fund would invest at least 65% of total assets in companies with a market cap of less than $1 billion.

     The relevant passage in the prospectus now states:

     The fund will invest at least 65% of total assets in stocks and equity-related securities of small companies. A small company is defined as having a market capitalization that falls within the range of companies in the Russell 2000 Index, a widely used benchmark for small-cap stock performance.

     This updates the Small-Cap Stock Fund prospectus dated May 1, 1999.


Portfolio Highlights
--------------------------------------------------------------------------------

     MAJOR PORTFOLIO CHANGES

     Listed in descending order of size

     6 Months Ended 12/31/99

     Ten Largest Purchases
     ---------------------------------------------------------------------------

     E. W. Blanch *

     Chittenden *

     Arch Chemicals *

     Consolidated Graphics *

     International Multifoods

     Progress Software

     F. Y. I. *

     United Stationers *

     Midwest Express Holdings

     SCP Pool


     Ten Largest Sales
     ---------------------------------------------------------------------------

     ALLTEL **

     Coach USA **

     VoiceStream Wireless **

     PMC-Sierra **

     Holophane **

     Richfood Holdings **

     SteriGenics International **

     ditech Communications

     Rural Cellular

     Maxim Integrated Products **

  *  Position added
 **  Position eliminated


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/99
     ---------------------------------------------------------------------------

     Progress Software                                                 2.0%
     Emmis Broadcasting                                                1.5
     Shorewood Packaging                                               1.5
     Methode Electronics                                               1.5
     Technitrol                                                        1.4
     ---------------------------------------------------------------------------

     Matthews International                                            1.3
     A.O. Smith                                                        1.3
     Eagle USA Air Freight                                             1.2
     New England Business Service                                      1.2
     Mentor                                                            1.2
     ---------------------------------------------------------------------------

     US Can                                                            1.2
     Cleco                                                             1.2
     Parkway Properties                                                1.2
     Inhale Therapeutic Systems                                        1.1
     E. W. Blanch                                                      1.1
     ---------------------------------------------------------------------------

     Brown and Brown                                                   1.0
     Insituform Technologies                                           1.0
     Applied Micro Circuits                                            1.0
     Downey Financial                                                  1.0
     Chittenden                                                        0.9
     ---------------------------------------------------------------------------

     Arch Chemicals                                                    0.9
     Littelfuse                                                        0.9
     Casey's General Stores                                            0.9
     Burr Brown                                                        0.9
     F. Y. I.                                                          0.8
     ---------------------------------------------------------------------------

     Total                                                            29.2%

     Note: Table excludes reserves.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     SMALL-CAP STOCK FUND
     ---------------------------------------------------------------------------

                       Russell 2000               Small-Cap
                       Index                      Stock Fund

     12/89             10,000                     10,000
     12/90              8,052                      7,953
     12/91             11,760                     11,023
     12/92             13,925                     12,555
     12/93             16,554                     14,866
     12/94             16,252                     14,878
     12/95             20,876                     19,914
     12/96             24,319                     24,107
     12/97             29,757                     31,052
     12/98             29,000                     29,980
     12/99             35,164                     34,375


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 12/31/99      1 Year     3 Years      5 Years     10 Years
     ---------------------------------------------------------------------------

     Small-Cap Stock Fund        14.66%      12.56%       18.23%       13.14%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Financial Highlights        For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/99   12/31/98   12/31/97   12/31/96   12/31/95

NET ASSET VALUE
Beginning of period      $  20.79   $  22.20   $  18.07   $  16.32   $  13.80

Investment activities
Net investment income
  (loss)                     0.09       0.08       0.05       0.09       0.12
  Net realized and
  unrealized gain (loss)     2.89      (0.89)      5.13       3.33       4.53

  Total from
  investment activities      2.98      (0.81)      5.18       3.42       4.65

Distributions
  Net investment income     (0.08)     (0.10)     (0.04)     (0.09)     (0.12)
  Net realized gain         (0.89)     (0.50)     (1.01)     (1.58)     (2.01)

  Total distributions       (0.97)     (0.60)     (1.05)     (1.67)     (2.13)

NET ASSET VALUE
End of period            $  22.80   $  20.79   $  22.20   $  18.07   $  16.32

Ratios/Supplemental Data

Total return (diamond)      14.66%     (3.46)%    28.81%     21.05%     33.85%

Ratio of total expenses
to average net assets        0.96%      1.01%      1.02%      1.07%      1.11%

Ratio of net investment
income (loss) to average
net assets                   0.47%      0.46%      0.33%      0.56%      0.74%

Portfolio turnover rate      42.3%      25.9%      22.9%      31.1%      57.8%

Net assets,
end of period
(in millions)            $  1,740   $  1,153   $    816   $    416   $    279

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                           December 31, 1999

Portfolio of Investments                             Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  92.4%

FINANCIAL  10.0%

Bank and Trust  4.9%

Charter One Financial                                   238,140   $    4,554

Chittenden                                              550,000       16,294

Citizens Banking                                        545,000       12,092

Downey Financial                                        820,000       16,554

First Bell Bancorp                                      100,000        1,506

First Mariner Bancorp                                    47,500          377

First Security                                          168,750        4,308

Frankfort First Bancorp!                                 75,000        1,139

Glacier Bancorp                                         472,900        7,685

Marshall & Ilsley                                        30,000        1,884

Summit Bancorp                                          214,800        6,578

UST                                                     300,000        9,516

WestAmerica                                             133,100        3,723

                                                                      86,210

Insurance  4.4%

Brown and Brown                                         447,700       17,153

E.W. Blanch                                             300,000       18,375

Harleysville Group                                      218,100        3,081

London Pacific Group ADR                                202,500        7,290

Medical Assurance *                                     375,000        7,945

PartnerRe Holdings                                      433,200       14,052

Selective Insurance                                     155,000        2,664

W. R. Berkley                                           298,100        6,260

                                                                      76,820

Financial Services  0.7%

Delta Financial *                                       300,000        1,238

Financial Federal *                                     350,000        7,984

ITLA Capital *                                          179,900        2,243

                                                                      11,465

Total Financial                                                      174,495

UTILITIES  2.9%

Electric Utilities  1.2%

Cleco                                                   635,000   $   20,360

                                                                      20,360

Water Utilities  0.2%

United Water Resources                                  110,600        3,781

                                                                       3,781

Telephone  1.5%

Commnet Cellular *                                      119,550        3,837

Rural Cellular (Class A) *                              123,300       11,174

Western Wireless (Class A) *                            165,000       11,003

                                                                      26,014

Total Utilities                                                       50,155


CONSUMER NONDURABLES  14.0%

Food Processing  1.8%

American Italian Pasta (Class A) *                      334,100       10,274

International Multifoods !                            1,050,000       13,912

Makepeace                                                   164        2,214

Seneca Foods (Class A) *                                174,900        2,039

Seneca Foods (Class B) *                                 74,700          875

United Natural Foods *                                  175,400        2,121

                                                                      31,435

Hospital Supplies/Hospital Management  2.8%

Cephalon *                                              100,000        3,469

Mentor                                                  801,600       20,791

Molecular Devices *                                      75,100        3,915

Quorum Health Group *                                   360,000        3,364

Renal Care Group *                                      474,250       11,130

Steris *                                                525,600        5,420

                                                                      48,089

Pharmaceuticals  1.4%

Aurora Biosciences *                                    130,000        3,429

Boron Lepore & Associates *                             112,000          742

Collagenex Pharmaceuticals *                             24,000          593

Emisphere Technologies *                                 39,000        1,171

Imclone Systems *                                        75,000        2,967

Incyte Pharmaceuticals *                                 80,000   $    4,732

Liposome *                                               93,300        1,134

Noven Pharmaceuticals *                                 100,000        1,819

NPS Pharmaceuticals *                                   167,000        2,093

Triangle Pharmaceuticals *                              445,000        5,688

                                                                      24,368

Biotechnology  3.6%

Abegenix *                                               41,200        5,377

Alkermes *                                              215,000       10,548

Anesta *                                                230,000        3,939

COR Therapeutics *                                      100,000        2,694

Coulter Pharmaceutical *                                200,000        4,550

Cubist Pharmaceuticals *                                100,000        1,937

Gilead Sciences *                                        50,000        2,703

Inhale Therapeutic Systems *                            459,400       19,568

Millennium Pharmaceuticals *                             15,000        1,829

Neurocrine Biosciences *                                106,300        2,618

Northfield Laboratories *                               220,000        2,399

PathoGenesis *                                           12,900          275

Serologicals *                                          420,000        2,559

Viropharma *                                             64,600        2,402

                                                                      63,398

Health Care Services  0.7%

AmeriPath *                                             675,000        5,548

Orthodontic Centers of America *                        300,000        3,581

US Oncology *                                           568,500        2,771

                                                                      11,900

Miscellaneous Consumer Products  3.3%

Coinmach Laundry *                                      280,700        2,965

Cone Mills *                                            574,400        2,585

Culp                                                    275,300        1,738

Dan River (Class A) *                                 1,010,000        5,176

Reebok *                                                289,500        2,370

Sola *                                                  609,200        8,453

Stride Rite                                             900,000        5,850

Unifi *                                                 482,700        5,943

US Can * !                                            1,035,000       20,571

WestPoint Stevens                                       150,000        2,625

                                                                      58,276

Cosmetics  0.4%

Chattem *                                               342,400   $    6,441

                                                                       6,441

Total Consumer Nondurables                                           243,907



CONSUMER SERVICES  7.3%

Restaurants  0.5%

Buca *                                                  400,000        4,025

PJ America * !                                          290,600        4,595

                                                                       8,620

General Merchandisers  1.6%

Bon-Ton Stores * !                                      740,700        2,801

Casey's General Stores                                1,456,100       15,243

Columbia Sportswear *                                   487,500       10,512

                                                                      28,556

Specialty Merchandisers  1.2%

CompuCom Systems *                                    1,261,200        5,281

Goody's Family Clothing *                               342,000        1,833

O'Charley's *                                           635,700        8,264

Urban Outfitters *                                      202,300        5,905

                                                                      21,283

Entertainment and Leisure  0.1%

Sonic *                                                  32,900          928

                                                                         928

Media and Communications  3.9%

American Tower Systems (Class A) *                       60,000        1,834

Classic Communications (Class A) *                      293,000       10,749

Emmis Broadcasting (Class A) *                          215,000       26,801

Pegasus Communications (Class A) *                       89,400        8,661

Sinclair Broadcast Group (Class A) *                    586,400        7,165

Young Broadcasting (Class A) *                          259,400       13,221

                                                                      68,431

Total Consumer Services                                              127,818



CONSUMER CYCLICALS  8.5%

Automobiles and Related  2.9%

A.O. Smith (Class B)                                  1,055,000       23,078

Adrian Steel !                                           13,000   $    4,973

Keystone Automotive *                                   259,100        1,518

Littelfuse *                                            630,000       15,297

Strattec Security *                                     165,800        5,409

                                                                      50,275

Building and Real Estate  4.3%

Apartment Investment & Management, REIT                 149,400        5,948

Arden Realty, REIT                                      325,000        6,520

EastGroup Properties, REIT                              608,500       11,257

First Washington Realty Trust, REIT                     325,000        6,073

Glenborough Realty Trust, REIT                          423,000        5,658

JP Realty, REIT                                         414,300        6,474

Parkway Properties, REIT !                              702,700       20,247

Reckson Associates Realty (Class B), REIT               228,150        5,190

Woodhead Industries !                                   600,000        7,163

                                                                      74,530

Miscellaneous Consumer Durables  1.3%

CompX (Class A) !                                       485,000        8,912

Harman International                                    245,800       13,795

                                                                      22,707

Total Consumer Cyclicals                                             147,512



TECHNOLOGY  11.7%

Electronic Components  5.1%

American Superconductor *                               167,400        4,682

Analogic                                                419,600       13,768

Benchmark Electronics *                                 429,200        9,845

Burr Brown *                                            412,500       14,876

Exar *                                                  100,000        5,894

Methode Electronics (Class A)                           799,400       25,631

Planar Systems *                                        227,400        1,492

QuickLogic *                                            177,000        2,948

SIPEX *                                                 350,000        8,586

                                                                      87,722

Electronic Systems  2.0%

Applied Micro Circuits *                                130,000       16,559

Armor Holdings *                                        553,100        7,260

EMS Technologies *                                      119,500        1,374

Lifeline Systems * !                                    350,000   $    5,217

Lo-Jack *                                               631,100        4,299

                                                                      34,709

Telecommunications  1.4%

Aether Systems *                                         19,000        1,364

Airgate PCS *                                            80,300        4,246

Airnet Commerce *                                        23,000          838

Avant *                                                 343,500        5,163

ditech Communications *                                  60,000        5,603

West TeleServices *                                     299,800        7,355

                                                                      24,569

Aerospace and Defense  0.3%

DONCASTERS ADR *                                        100,000          900

Woodward Governor                                       160,000        4,400

                                                                       5,300

Information Processing  1.4%

F. Y. I. *                                              425,000       14,463

Source Information Management *                         565,000        9,393

                                                                      23,856

Specialized Computer  0.1%

Virata *                                                 79,000        2,355

                                                                       2,355

Office Automation  1.4%

Technitrol                                              556,000       24,742

                                                                      24,742

Total Technology                                                     203,253


CAPITAL EQUIPMENT  1.9%

Electrical Equipment  1.0%

hi/fn *                                                 165,000        6,389

LSI Industries                                          455,900        9,773

                                                                      16,162

Machinery  0.9%

Kennametal                                              400,000       13,450

NN Ball & Roller                                        350,000        2,406

Toolex Alpha *                                            9,300          154

                                                                      16,010

Total Capital Equipment                                               32,172


BUSINESS SERVICES AND
TRANSPORTATION  28.3%

Computer Service and Software  10.3%

Analysts International                                  480,000   $    6,000

BISYS Group *                                            90,000        5,867

Cambridge Technology Partners *                         200,000        5,256

Concord Communications *                                180,000        8,038

Digital Impact *                                         22,800        1,146

Electronic Arts *                                        50,000        4,203

Great Plains Software *                                 140,000       10,469

Jack Henry & Associates                                 100,000        5,272

Loislaw *                                               100,000        3,956

Mastech *                                               400,000        9,912

MMC Networks *                                           80,000        2,753

NetIQ *                                                 200,000       10,562

Netsolve *                                               54,000        1,698

Ondisplay *                                              15,000        1,356

Peerless Systems *                                      398,000        3,147

PeopleSoft *                                             61,875        1,317

Phoenix Technologies *                                  119,600        1,884

Progress Software *                                     600,000       33,975

PSINet *                                                110,000        6,803

Quest Software *                                         29,000        2,924

SalesLoggix *                                           215,600        8,853

SPSS *                                                  260,000        6,663

SunGard Data Systems *                                   38,400          912

Synopsys *                                               30,000        1,998

Viasoft * !                                             968,000        5,460

Visio *                                                 163,800        7,780

WebTrends *                                             133,800       10,804

Wind River Systems *                                    113,100        4,146

Zebra Technologies (Class A) *                          105,700        6,134

                                                                     179,288

Distribution Services  3.9%

Aviation Sales *                                        243,300        4,014

MSC (Class A) *                                         421,800        5,589

Performance Food Group *                                182,400        4,435

Primesource                                             289,000        1,458

SCP Pool *                                              555,000   $   14,413

SunSource                                               215,000          914

U.S. Foodservice *                                      835,600       13,996

United Stationers *                                     500,000       14,328

Watsco                                                  505,699        5,847

Wilmar Industries *                                     232,700        4,029

                                                                      69,023

Environmental  0.7%

CUNO *                                                  378,300        7,838

IT Group *                                              298,100        2,739

Waterlink *                                             467,000        1,167

                                                                      11,744

Transportation Services  3.4%

C.H. Robinson Worldwide                                 350,000       13,923

Comfort Systems USA *                                   775,000        5,716

Eagle USA Air Freight *                                 492,800       21,298

Expeditors International of Washington                  291,300       12,708

Frozen Food Express                                      88,700          352

Heartland Express *                                      80,827        1,293

Hub Group (Class A) *                                    98,000        1,985

International Shipholding                               141,562        1,646

                                                                      58,921

Miscellaneous Business Services  9.3%

Consolidated Graphics *                                 545,000        8,141

CORT Business Services *                                430,400        7,505

Ebenx *                                                  15,000          680

Electro Rent *                                          575,000        6,684

G & K Services (Class A)                                 68,100        2,185

Insituform Technologies (Class A) *                     609,300       17,098

Iron Mountain *                                         275,250       10,821

Ivex Packaging *                                        849,900        8,499

Maximus *                                               405,000       13,745

McGrath Rent                                            304,000        5,434

Metamor Worldwide *                                     180,000        5,254

MPW Industrial Services Group * !                       575,000        4,492

New England Business Service !                          871,000       21,285

Romac International *                                   403,868        5,440

Shorewood Packaging *!                                1,399,900       26,511

Strayer Education                                       391,400        7,828

Tetra Tech *                                            704,750   $   10,879

                                                                     162,481

Airlines  0.7%

Midwest Express Holdings *                              364,500       11,618

                                                                      11,618

Total Business Services and Transportation                           493,075



ENERGY  1.9%

Energy Services  0.9%

Cooper Cameron *                                         93,100        4,556

Smith International *                                   100,000        4,969

Weatherford International *                             137,850        5,505

                                                                      15,030

Exploration and Production  1.0%

Chieftain International *                               436,400        7,528

Key Energy *                                          1,100,000        5,706

National Oilwell *                                      331,300        5,198

                                                                      18,432

Total Energy                                             33,462


PROCESS INDUSTRIES  2.8%

Specialty Chemicals  0.2%

A. Schulman                                             202,900        3,304

Hauser *                                                 90,000          278

                                                                       3,582

Paper and Paper Products  0.3%

Smurfit-Stone Container *                               200,000        4,894

                                                                       4,894

Building and Construction  1.4%

Layne Christensen *                                     360,000        2,565

Simpson Manufacturing *                                 137,300        6,007

Trex *                                                  397,100       10,622

U.S. Aggregates                                         385,300        4,624

                                                                      23,818

Diversified Chemicals  0.9%

Arch Chemicals                                          768,000       16,080

                                                                      16,080

Total Process Industries                                              48,374


BASIC MATERIALS  2.4%

Metals  2.0%

Gibraltar Steel                                         198,800   $    4,622

Material Sciences *                                     725,300        7,389

Matthews International (Class A) !                      860,800       23,296

                                                                      35,307

Mining  0.4%

Battle Mountain Gold *                                2,285,700        4,714

Coal Creek !                                              9,295          795

Lihir Gold *                                          1,930,000        1,406

                                                                       6,915

Total Basic Materials                                                 42,222


EDUCATION  0.2%

Education  0.2%

ITT Educational Service *                               200,000        3,088

Total Education                                                        3,088

Miscellaneous Common Stocks 0.5%                                       8,400

Total Common Stocks (Cost $1,392,478)                              1,607,933


Convertible Bonds  0.1%

Vantive, 4.75%, 9/1/02                               $3,000,000        2,595

Total Convertible Bonds (Cost $2,295)                                  2,595


Short-Term Investments  7.3%

Money Market Funds  7.3%

Reserve Investment Fund, 6.16% #                     126,694,882     126,695

Total Short-Term Investments (Cost $126,695)                         126,695

Total Investments in Securities
99.8% of Net Assets (Cost $1,521,468)                             $1,737,223

Other Assets Less Liabilities                                          3,103

NET ASSETS                                                        $1,740,326
                                                                  ----------

   #  Seven-day yield
   !  Affiliated company
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                           December 31, 1999

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value
     Affiliated companies (cost $181,201)                         $  171,369
     Other companies (cost $1,340,267)                             1,565,854

     Total investments in securities                               1,737,223

Other assets                                                          13,031

Total assets                                                       1,750,254

Liabilities

Total liabilities                                                      9,928

NET ASSETS                                                        $1,740,326
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $      310

Accumulated net realized gain/loss
- net of distributions                                                74,029

Net unrealized gain (loss)                                           215,755

Paid-in-capital applicable to 76,318,530
shares of $0.50 par value capital stock
outstanding; 200,000,000 shares authorized                         1,450,232

NET ASSETS                                                        $1,740,326
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    22.80
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Statement of Operations

In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/99

Investment Income (Loss)

Income
  Dividend (includes $2,773
  from affiliated companies)                                       $  12,347
  Interest                                                             6,740

  Total income                                                        19,087

Expenses
  Investment management                                               10,276
  Shareholder servicing                                                1,995
  Prospectus and shareholder reports                                     181
  Custody and accounting                                                 174
  Registration                                                           127
  Legal and audit                                                         15
  Directors                                                                9
  Miscellaneous                                                            9

  Total expenses                                                      12,786
  Expenses paid indirectly                                               (36)

  Net expenses                                                        12,750

Net investment income (loss)                                           6,337

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                         131,903
  Foreign currency transactions                                            2

  Net realized gain (loss)                                           131,905

Change in net unrealized gain
or loss on securities                                                 77,185

Net realized and unrealized gain (loss)                              209,090

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $  215,427
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                    Year
                                                   Ended
                                                12/31/99            12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                 $   6,337           $   4,641
  Net realized gain (loss)                       131,905              26,975
  Change in net unrealized gain or loss           77,185             (67,486)

  Increase (decrease) in
  net assets from operations                     215,427             (35,870)

Distributions to shareholders
  Net investment income                           (5,845)             (5,359)
  Net realized gain                              (65,022)            (26,791)

  Decrease in net assets
  from distributions                             (70,867)            (32,150)

Capital share transactions*
  Shares sold                                    918,700             789,814
  Distributions reinvested                        66,463              28,541
  Shares redeemed                               (541,991)           (414,115)

  Increase (decrease) in
  net assets from capital
  share transactions                             443,172             404,240

Net Assets

Increase (decrease) during period                587,732             336,220
Beginning of period                            1,152,594             816,374

End of period                                  $1,740,326          $1,152,594

*Share information
  Shares sold                                     44,046              36,695
  Distributions reinvested                         3,120               1,472
  Shares redeemed                                (26,285)            (19,500)

  Increase (decrease) in
  shares outstanding                              20,881              18,667

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                             December 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 1, 1956. Prior to May 1, 1997, the name of the fund was T. Rowe Price OTC Fund, Inc.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $871,242,000 and $518,707,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,521,468,000. Net unrealized gain aggregated $215,755,000 at period-end, of which $423,496,000 related to appreciated investments and $207,741,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,075,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,582,000 for the year ended December 31, 1999, of which $139,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $6,378,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Stock Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Stock Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $34,337,000 from short-term capital gains,

o $30,685,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $6,735,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price, Invest with confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.       F65-050  12/31/99